Lease Agreement of Xuelingxian Crude Medicinal Herbs

Standard Planting Base

Contract No: SCZD 2010-001
Party A: Anhui Xuelingxian Pharmaceutical Co., Ltd.
Party B: Meng Wang Village Committee of Dayang Town of Qiaocheng District in Bozhou City

The two parties have made the agreement for establishing Xuelingxian Crude Medicinal Herbs Standard Planting Base in Meng Wang Village of Dayang Town of Qiaocheng District in Bozhou; and Party A only signs the Lease Agreement of Xuelingxian Crude Medicinal Herbs Standard Planting Base with Party B, and it will not sign the agreement with all the farmers, the detailed content is as follows:

Responsibilities and obligations of Party A:
1.	Take charge of the land selection, design of the implemented plan and guidance of planting technology.
2.	Investment scope:
(1)	Land lease fees: 14.9706 million Yuan for one year, from Jan. 1 of 2010 to Dec. 31 of 2010, covering the land area of 8000 Chinese Mu (about 533 hectare).
(2)	Provide the seeds and planting.
(3)	Management fees: Including the fees of manual transplant, field management, test observation, seeds harvesting, base management and relevant issues.
3.	Record management: It shall guarantee that all the test and observation record are real and reliable.
The unmentioned matters herein will be solved by the negotiation of two parties.

Party A: Anhui Xuelingxian Pharmaceutical Co., Ltd.
Signature:
Date: January 1, 2010

Party B: Meng Wang Village Committee of Dayang Town of Qiaocheng District in Bozhou

Signature:
Date: January 1, 2010

雪灵仙药业地道药材规范化种植基地

租 地 协 议

合同编号：SCZD 2010-001

甲方：安徽省雪灵仙药业有限公司

乙方：亳州市谯城区大杨镇孟王村委员会

关于在亳州市谯城区大杨镇孟王村建立雪灵仙药业地道药材规范化种植基地的相关事宜，经双方协商，甲方只与乙方签定《安徽省雪灵仙药业地道药材规范化种植基地租地协议》，不与各农户进行协议。 具体内容如下：

甲方的责任和义务：

1、负责种质基地的选地、实施方案的设计，种植技术的指导。

2、投资范围：

（1）租地费用：2010 年 1 月 1 日—2010 年 12 月 31 日租用土地 8000 亩，租期为 1 年，租地费为 1497.06 万元。

（2）负责提供种子、种栽。

（3）管理费用：人工移栽，田间管理，试验观察，种子采收及收获加工，基地管理等费用。

乙方的责任和义务：

1、基地建设：必须在甲方的指导下进行生产操作。在生产过程中要严格控制农药的使用，防止基地生态环境的污染。

2、主要负责整个田间管理的过程：种子播种、移栽、整地，田间管理，试验观察，采收种子，基地管理及相关事宜。

3、记录管理：必须保证所有的试验和观察记录真实可靠。

未尽事宜经双方协商解决。

甲方：安徽雪灵仙药业有限公司

（签字）

2010 年 1 月 1 日

乙方：亳州市谯城区大杨镇孟王村委员会

（签字）王凤祥

2010 年 1 月 1 日